                               POWER OF ATTORNEY

                Know all by these presents, that the undersigned hereby
        constitutes and appoints each of Joseph A. Mills and Charles C.
        Boettcher, or either of them signing singly, and with full power of substitution, the undersigned's true and lawful attorney-in-fact to:

                (1)     prepare, execute in the undersigned's name and on the
                        undersigned's behalf, and submit to the U.S. Securities
                        and Exchange Commission (the "SEC") a Form ID, including
                        amendments thereto, and any other documents necessary or
                        appropriate to obtain codes and passwords enabling the
                        undersigned to make electronic filings with the SEC of
                        reports required by Section 16(a) of the Securities
                        Exchange Act of 1934 or any rule or regulation of the
                        SEC;

                (2)     execute for and on behalf of the undersigned, in the
                        undersigned's capacity as an officer and/or director of
                        Eagle Rock Energy G&P, LLC, the general partner of Eagle
                        Rock Energy GP, L.P. (the "Company"), the general
                        partner of Eagle Rock Energy Partners, L.P. Forms 3, 4,
                        and 5 in accordance with Section 16(a) of the Securities
                        Exchange Act of 1934 and the rules thereunder;

                (3)     do and perform any and all acts for and on behalf of the
                        undersigned which may be necessary or desirable to
                        complete and execute any such Form 3, 4, or 5, complete
                        and execute any amendment or amendments thereto, and
                        timely file such form with the SEC and any stock
                        exchange or similar authority; and

                (4)     take any other action of any type whatsoever in
                        connection with the foregoing which, in the opinion of
                        such attorney-in-fact, may be of benefit to, in the best
                        interest of, or legally required by, the undersigned, it
                        being understood that the documents executed by such
                        attorney-in-fact on behalf of the undersigned pursuant
                        to this Power of Attorney shall be in such form and
                        shall contain such terms and conditions as such
                        attorney-in-fact may approve in such attorney-in-fact's
                        discretion.

                The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing
        attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the Company assuming, any of the undersigned's responsibilities to comply with Section 16 of the
        Securities Exchange Act of 1934.

                This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 3, 4, and 5 with respect to the undersigned's holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

                IN WITNESS WHEREOF, the undersigned has caused this Power of
        Attorney to be executed as of this 14 day of May, 2008.

                                        /s/ Alfredo Garcia
                                        -----------------------------------
                                        Alfredo Garcia